SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 8, 2009

Integrated Electrical Services, Inc.
(Exact name of registrant as specified in Charter)

Delaware	001-13783	76-0542208
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1800 West Loop South, Suite 500
Houston, Texas  77027
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (713) 860-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ]	Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)
On December 8, 2009, The Human Resources and Compensation Committee (the “Committee”) of the Board of Directors of Integrated Electrical Services, Inc. (the “Company”) took the following actions relating to compensatory arrangements for certain officers, including Named Executive Officers.

Annual Management Incentive Plan

The Committee approved the Annual Management Incentive Plan Fiscal Year 2010 Performance Criteria (the “Performance Criteria”). The Management Incentive Plan, adopted by the Company on November 12, 2007, provides an incentive compensation pool for certain employees and officers of the Company. For fiscal year 2010, the Performance Criteria is based upon the Company’s achievement of an established level of operating income. The foregoing description of the Performance Criteria is qualified in its entirety by reference to the full text of the Management Incentive Plan Fiscal Year 2010 Performance Criteria, which is incorporated by reference herein and attached hereto as Exhibit 10.1. The schedule of amounts payable to President and Chief Executive Officer Michael J. Caliel, Executive Vice President and Chief Financial and Administrative Officer Raymond K. Guba and Residential Group Vice President Richard A. Nix if the Performance Criteria are achieved is incorporated by reference herein and attached hereto as Exhibit 10.2.

Fiscal 2010 Goals and Objectives

On December 8, 2009, the CEO recommended and the Committee approved the following goals and objectives to be used by the Committee when (i) determining the discretionary element of the fiscal 2010 short-term incentive awards discussed above and (ii) setting annual base salaries for fiscal 2011.  These goals and objectives were established based on four primary factors:

■	Financial Performance.
–	Financial performance measures for the CEO, CFO, and Group Vice Presidents were based on consolidated annual operating income.
–
Corresponding financial targets for annual gross profit were established for each operating company and organizational unit based on business plans, which were designed to drive growth and/or improve profitability.

–
Financial incentives for Messrs. Caliel, Guba, and Nix and other corporate executive management are tied to our consolidated performance. Incentives for other executive officers, managers and operating division personnel are tied to both their respective operating company and organizational unit results.

■	Safety Performance.
–	The Safety Performance Targets are based on the Company’s Total Recordable Incident Rate (TRIR) for the fiscal year. The Company’s consolidated TRIR target for fiscal 2010 is 0.64.
–
Safety Performance Target for Messrs. Caliel, Guba, and Nix and other corporate executive management is tied to the Company’s consolidated TRIR.  Safety Performance Targets for other executive officers, managers and operating division personnel are tied to the TRIR of both their respective operating company and organizational unit.

■	Strategy & Growth Execution.
–	Strategy and growth execution will be measured against how well we positioned ourselves for growth and diversification.
●	New market and segment growth;
●	Business development/backlog growth;
●	Project execution;
●	Risk management; and
●	Cost optimization.

■	Business / Personal Objectives.
–	Other performance criteria in the form of personal objectives were established for each executive officer in line with the Company’s fiscal 2010 plan. These include:
●	Setting the tone at the top; and
●	Leadership/successor development.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	2010 Annual Management Incentive Plan - Corporate Shared Services

10.2	Fiscal 2010 Consolidated Operating Income - Messrs. Caliel, Guba, and Nix

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTEGRATED ELECTRICAL SERVICES, INC.

Date: December 11, 2009	/s/ William L. Fiedler
William L. Fiedler
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

10.1	2010 Annual Management Incentive Plan - Corporate Shared Services

10.2	Fiscal 2010 Consolidated Operating Income - Messrs. Caliel, Guba, and Nix